LOGO: WORLD FINANCIAL GROUP

POWER V

Variable

Universal Life

2003 Annual

Report

Includes annual reports for:

Scudder Variable Series I

Scudder Variable Series II

American Skandia Trust

Fidelity Variable Insurance Products Fund

See Prospectus Supplements on Next Page

LOGO: WORLD FINANCIAL GROUP

World Financial Group, Inc. (WFG or World Financial Group) is an independent marketing company whose affliates offer life insurance and a broad array of financial products and services. Securities are offered through World Group Securities, Inc. (WGS or Worl Group Securities), Member NASD/SIPC. Insurance products offered through World Financial Group Insurancce Agency, Inc. (WFGIA). WFG, WGS, WFGIA are affliated companies.

11415 Johns Creek Parkway, Duluth, GA 30097

Power V is marketed exclusively by World Group Securities, Inc.;

distributed by Investors Brokerage Services, Inc.; and

underwritten by Kemper Investors Life Insurance Company,

Schaumburg, IL 60196-6801

Kemper Investors Life Insurance Company Administrative Office: 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp
PWRV-AR (02/04)